1






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): September 9, 2005 (September
                                    6, 2005)

                              EMERGENT GROUP INC.
                              -------------------

          Nevada                       0-21475              93-1215401
-------------------------------    -------------        --------------------
(State  or  other  jurisdiction     (Commission           (IRS  Employer
  of  incorporation)               File  Number)        Identification  No.)



     932  Grand  Central  Avenue,  Glendale,  CA                     91201
     -------------------------------------------                   --------
     (Address  of  principal executive offices)                   (Zip Code)



Registrant's  telephone  number,  including  area  code:          (818) 240-8250
                                                                   -------------


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  5.02.     Election  of  new  Directors

     On September 6, 2005, the Issuer elected K. Deane Reade Jr. to the Board of Directors and to its audit committee as its chairperson. Prior to his election to the Board, Mr. Reade has not had any transactions with the Issuer or any of its subsidiaries.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMERGENT  GROUP  INC.


                                             By: /s/ Bruce  J.  Haber
                                                 ---------------------
                                                 Bruce  J.  Haber,  Chief
                                                 Executive  Officer


Date:  September  9,  2005